                                                                    Exhibit 99.1

                         Form 4 Joint Filer Information

Name:                                     VIEX Opportunities Fund, LP - Series
                                          One

Address:                                  745 Boylston Street
                                          3rd Floor
                                          Boston, Massachusetts 02116

Date of Event Requiring Statement:        08/02/19

Name:                                     VIEX GP, LLC

Address:                                  745 Boylston Street
                                          3rd Floor
                                          Boston, Massachusetts 02116

Date of Event Requiring Statement:        08/02/19

Name:                                     VIEX Special Opportunities Fund II, LP

Address:                                  745 Boylston Street
                                          3rd Floor
                                          Boston, Massachusetts 02116

Date of Event Requiring Statement:        08/02/19

Name:                                     VIEX Special Opportunities GP II, LLC

Address:                                  745 Boylston Street
                                          3rd Floor
                                          Boston, Massachusetts 02116

Date of Event Requiring Statement:        08/02/19

Name:                                     VIEX Capital Advisors, LLC

Address:                                  745 Boylston Street
                                          3rd Floor
                                          Boston, Massachusetts 02116

Date of Event Requiring Statement:        08/02/19